JPMORGAN TRUST I

J.P. Morgan Money Market Funds

JPMorgan Prime Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Current Yield Money Market Fund

Statement of Additional Information

(the “SAI”) dated July 1, 2013

J.P. Morgan Income Funds

JPMorgan Current Income Fund

JPMorgan Managed Income Fund

SAIs dated July 1, 2013

JPMORGAN TRUST II

J.P. Morgan Money Market Funds

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

SAI dated July 1, 2013

Supplement dated November 25, 2013 to the SAIs as listed above dated July 1, 2013

Effective immediately, the below is hereby added to the end of the “Temporary Defensive Positions” portion of the “Miscellaneous Investment Strategies and Risks” section of Part II of the Statement of Additional Information:

In order to invest in repurchase agreements with the Federal Reserve Bank of New York for temporary defensive purposes, certain Funds may engage in periodic “test” trading in order to assess operational abilities at times when the Fund would otherwise not enter into such a position. These exercises may vary in size and frequency.

Also effective immediately, the below replaces the first two sentences of the “Repurchase Agreements” section of Part II of the Statement of Additional Information:

Repurchase agreements may be entered into with brokers, dealers or banks that meet the Adviser’s credit guidelines, including the Federal Reserve Bank of New York.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-REPO-1113